Exhibit 99.1

       The Medicines Company Reports First Quarter 2005 Financial Results

    PARSIPPANY, N.J.--(BUSINESS WIRE)--April 20, 2005--

      Angiomax(R) (Bivalirudin) Revenue Growth Continues to Fuel
                Development Programs and Profitability

    The Medicines Company (NASDAQ: MDCO) today announced its financial results for the first quarter of 2005.

    Highlights for the quarter include:

    -- Continued rapid top-line growth. Net revenue of $43.6 million, up 39% from first quarter 2004.

    -- Sustained profitability. Net income of $2.3 million or 0.05 per share. Sixth consecutive profitable quarter (first profitable quarter was fourth quarter, 2003).

    --  A series of significant business events.

        -- Accelerating enrollment of ACUITY, a Phase III trial of Angiomax in acute coronary syndromes

        -- Approaching completion of Angiomax Phase III cardiac surgery programs

        -- Commencement of clinical trials for cangrelor, a short-acting injectable antiplatelet agent

        -- Publication by the European Society of Cardiology recommending that bivalirudin (Angiox(TM) in Europe and Angiomax(R) in the U.S.) replace heparins in percutaneous coronary interventions

    The Company also announced in the first quarter voluntary suspension of enrollment in Clevelox(TM)(clevidipine) safety trials. Data analysis is ongoing.
    Clive Meanwell, Chairman and CEO of The Medicines Company stated, "We expect a big growth year in 2005 and first quarter performance gets us off to a great start. Demand for Angiomax continues to accelerate. We believe our development programs can deliver sustained growth, and The Medicines Company is on track for another record year."
    There will be a conference call with management today at 8:30 A.M. to discuss financial results, operational developments and financial guidance. To listen live, webcast login is available at http://www.themedicinescompany.com. Alternatively, the call dial-in is 800-472-8325 (request The Medicines Company). From outside U.S.: dial 1-706-679-0816. Replay available for two weeks following call:
800-642-1687. Replay outside the U.S.: 1-706-645-9291. Replay passcode: 4050862.
    The Medicines Company meets the demands of the world's most advanced medical practitioners by developing products that improve acute hospital care. The Company markets Angiomax(R) (bivalirudin), an anticoagulant approved in the U.S. and other countries for use in patients undergoing percutaneous transluminal coronary angioplasty
(PTCA) procedures. The Medicines Company creates value using its range of clinical and commercial skills to develop products acquired from leading life science innovators.

    Statements contained in this press release about The Medicines Company, the Company's projected revenues and financial results, Angiomax, the timing of clinical trial results and product or indication launches, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words "believes", "anticipates", "plans", "expects", "intends", "potential", "estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the extent of the commercial success of Angiomax, the Company's dependence on third-party distributors for sales of Angiomax or Angiox in foreign countries, physicians' acceptance of Angiomax clinical trial results, such as the results referred to above, whether the Company will be able to obtain regulatory approval for additional indications of Angiomax, whether the Company's products will receive approvals from regulatory agencies, including pricing and reimbursement approvals in certain European countries, whether the Company's products will advance in the clinical trials process, whether the clinical trial results will warrant submission of applications for regulatory approval, and such other factors as are set forth in the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company's Annual Report on Form 10-K filed on March 14, 2005, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.


                        The Medicines Company
                Consolidated Statements of Operations

                                                       Three months
(in thousands, except per share data)                 ended March 31,
                                                     -----------------
                                                        (unaudited)
                                                     -----------------
                                                       2005     2004
                                                     -------- --------
Net revenue                                          $43,572  $31,284
Operating expenses:
   Cost of revenue                                    10,597    4,007
   Research and development                           17,572    9,822
   Selling, general and administrative                13,851   13,575
                                                     -------- --------
        Total operating expenses                      42,020   27,404
                                                     -------- --------
Income from operations                                 1,552    3,880
Other income                                             870      472
                                                     -------- --------
Income before income taxes                             2,422    4,352
Provision for income taxes                               (84)    (122)
                                                     -------- --------

Net income                                            $2,338   $4,230
                                                     ======== ========

Basic earnings per common share                        $0.05    $0.09
                                                     ======== ========
Shares used in computing basic earnings per common
 share                                                48,986   47,536
                                                     ======== ========

Diluted earnings per common share                      $0.05    $0.08
                                                     ======== ========
Shares used in computing diluted earnings per common
 share                                                50,228   49,877
                                                     ======== ========

                        The Medicines Company
                Condensed Consolidated Balance Sheets


                                               March 31,  December 31,
(in thousands)                                    2005        2004
                                               ---------- ------------
                                                    (unaudited)
                    ASSETS
Cash, cash equivalents, available for sales
 securities                                     $153,383     $160,312
Accrued interest receivable                          842          912
Accounts receivable, net                          27,704       18,388
Inventories                                       33,925       27,342
Prepaid expenses and other current assets          2,177        1,252
                                               ---------- ------------
    Total current assets                         218,031      208,206
                                               ---------- ------------

Fixed assets, net                                  2,366        1,677
Other assets                                         139          161
                                               ---------- ------------
    Total assets                                $220,536     $210,044
                                               ========== ============

     LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities                              $39,852      $34,856
Deferred revenue                                   3,496        3,517
Stockholders' equity                             177,188      171,671
                                               ---------- ------------
    Total liabilities and stockholders' equity  $220,536     $210,044
                                               ========== ============


    CONTACT: The Medicines Company
             Michael Mitchell, 973-656-1616
             investor.relations@themedco.com